                   [Letterhead of Sutherland, Asbill & Brennan LLP]


                                    April 28, 1998


State Farm Life Insurance Company
One State Farm Plaza
Bloomington, Illinois 61710-0001

          Re:  State Farm Life Insurance Company
               Variable Annuity Separate Account
               ---------------------------------

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of Post-Effective Amendment No. 2 to the Form N-4 registration statement for State Farm Life Insurance Company Variable Annuity Separate Account (File No. 333-19189). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Sincerely,

                              SUTHERLAND, ASBILL & BRENNAN LLP



                              By: /s/ Stephen E. Roth
                                 -------------------------
                                     Stephen E. Roth, Esq.